CAPITAL BANK
FINANCIAL CORP

2013 First Quarter Earnings

April 19, 2013

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

First Quarter Highlights

- Reported GAAP net income of $5.6 million, or $0.10 per diluted share
- Reported core net income of $9.4 million, or $0.17 per diluted share
- TBV per share of $17.89
- Originations steady at $251 million
- Deposit costs down 3 bps on core deposit repricing
- Legacy credit costs improved from $12 mm to $8 mm
- Strongly capitalized with 13.2% tier 1 leverage
- $7.8 million provision for a single credit
- Loan portfolio shrank 2% on Special Assets resolution activity

See reconciliation of non-GAAP measures in appendix.

First Quarter Core Earnings Summary

($ millions except per share data)

	1Q13	4Q12	1Q12	Q/Q	Y/Y
Net interest income	67.8	66.0	63.9	3%	6%
Provision	6.9	4.4	5.4	-57%	-28%
Core non-interest income	10.9	15.4	12.1	-29%	-10%
Core non-interest expense	56.4	61.9	54.0	9%	-4%
Pretax income	15.4	15.1	16.6	2%	-7%
Core net income	9.4	9.3	10.1	1%	-7%
Per share	$0.17	$0.17	$0.22	0%	-24%
Non-core adjustments	(3.9)	(4.0)	(4.0)		
Non-controlling interest	-	-	(0.9)		
Net income	5.6	5.3	5.2		
Per share	$0.10	$0.10	$0.12		
Net interest margin	4.41%	4.11%	4.50%		
Core noninterest ratio	13.8%	18.9%	15.9%		
Core efficiency ratio	72%	76%	71%		
Core ROA	0.52%	0.51%	0.62%		
Core ROAE	3.2%	3.2%	4.0%		

See reconciliation of non-GAAP measures in appendix.

New Loan Production Steady with Record 4Q

Originations by Product

$ in millions



$197
$251
$173
$253
$251
73
39
139
1Q12
2Q12
3Q12
4Q12
1Q13
Commercial
CRE
Consumer / Indirect

Originations by Geography



$197
$251
$173
$253
$251
36
143
72
1Q12
2Q12
3Q12
4Q12
1Q13
Florida
Carolinas
Tennessee

- Steady origination momentum continued in 1Q, with $251 mm of new loan originations
- Six new commercial lenders hired in Tennessee since year-end

Portfolio Growth Impacted by Resolution Activity

Loan Portfolio (1)



5,500
5,000
4,500
4,000
3,500
4,691
251
-38
-68
-234
4,602
12/31/2012
Originations
CRE Payoffs
Special Assets
Other Paydowns
3/31/2013

CRE Concentration



60%
50%
40%
30%
20%
10%
0%
49%
35%
31%
31%
2010*
2011
2012
1Q13

*As of 6/30/2010, prior to purchase accounting.

- Loan portfolio growth was -2% in 1Q13, an improvement from -3% in 4Q
- As expected, paydowns of commercial real estate slowed significantly from $138 mm in 4Q to $38 mm in 1Q as we have significantly reduced CRE concentrations
- Resolution activity picked up from $43 mm in 4Q to $68 mm in 1Q, reflecting progress in resolving criticized / classified loans

(1) Carrying value

Core Repricing Drives Down Deposit Costs

Core Deposits

$ in millions



3,083
3,065
3,059
3,802
3,780
1Q12
2Q12
3Q12
4Q12
1Q13
Transaction Accounts
Savings & Money Market

Cost of Deposits



Total
Core
0.65%
0.62%
0.58%
0.49%
0.46%
0.31%
0.26%
0.22%
0.22%
0.15%
1Q12
2Q12
3Q12
4Q12
1Q13

- Cost of deposits dropped 3 bps, driven by 7 bp improvement in the cost of core deposits following repricing of checking, savings, and money market accounts
- Core deposits balances were flat sequentially reflecting $10 mm run-off in the legacy Southern Community footprint and some loss of money market balances, offset by growth in checking
- Core deposits increased from 65% to 66% of total deposits as we continue to run off legacy high cost CDs
- The company is 97% deposit funded

NIM Improves on Legacy Loan Accretion

Net Interest Margin


0.20%
0.05%
0.05%
4.11%
4.41%
4Q12
Loans
Securities
Funding Costs
1Q13

Yields


6.47%
6.37%
6.28%
6.04%
6.37%
5.24%
4.84%
4.52%
4.27%
4.38%
2.18%
1.96%
1.63%
1.28%
1.43%
1Q12
2Q12
3Q12
4Q12
1Q13
Loan Yields
Yield on New Loans
Security Yields

- The net interest margin improved by 30 bps in the quarter, driven by higher yields on the legacy loan portfolio, higher securities yields, and lower deposit costs
- Higher loan yields reflected an increase in accretable yield for our legacy Tennessee portfolio
- Securities yields benefited from shifting ultra short duration securities acquired with Southern Community into moderate duration securities consistent with our low risk, asset sensitive strategy

Core Noninterest Income Eases on Mortgage Fees

Core Noninterest Income



$ in millions
25
20
15
10
5
0
-5
11.8
11.5
12.7
15.1
13.1
1Q12
2Q12
3Q12
4Q12
1Q13
FDIC indemnification asset accretion
Non-core adjustments
Core noninterest income, ex FDIC IA accretion

	1Q12	4Q12	1Q13
Services charges on deposits	6.0	6.6	6.3
Debit card income	2.8	2.7	2.8
Fees on mortgage loans sold	1.1	2.1	1.2
Investment advisory and trust fees	0.2	0.2	0.1
Other	1.7	3.5	2.7
Total	**11.8**	**15.1**	**13.1**
FDIC indemnification asset accretion	0.3	0.3	(2.2)
Total core noninterest income	**12.1**	**15.4**	**10.9**

- Excluding FDIC asset accretion, core noninterest income declined by $2 mm in the quarter on weaker mortgage fee income
- Sold mortgage volumes declined from $66 mm to $46 mm, and revenue margins fell from 3.1% to 2.7%
- The FDIC indemnification asset was written down to reflect favorable performance on legacy covered loans

See reconciliation of non-GAAP measures in appendix.

Noninterest Expense Improves Post Southern Community

Core Noninterest Expense

$ in millions



50
47
46
53
50
1Q12
2Q12
3Q12
4Q12
1Q13
Non-core adjustments
REO expense
Core non-interest expense, before REO

	1Q12	4Q12	1Q13
Salaries and employee benefits	23.8	23.5	20.8
Net occupancy and equipment expense	9.3	11.0	10.7
Computer services	2.4	2.8	3.1
Professional fees	3.7	3.4	2.6
Telecommunications	1.3	1.4	1.8
Other	9.3	10.6	10.6
Total	**49.8**	**52.7**	**49.6**
REO expense	4.2	9.2	6.8
Total core noninterest expense	**54.0**	**61.9**	**56.4**

- Core noninterest expense declined by $5.5 million, driven by a $2.7 million decline in salaries and benefits, reflecting eliminations of redundancies following the integration of Southern Community

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ in millions



Muni, $16 , 1%
CMBS, $66 , 4%
ABS / Other, $82 , 5%
Agency CMO, $200 , 12%
Cash / Equivalents, $510 , 31%
Agency MBS, $768 , 47%

- We continue to run a conservative liquidity strategy as part of our asset sensitive position
- Effective duration of investments was 3.1 years at March 31, 2013
- Our capital ratios remain strong with tier 1 leverage of 12.1% at the bank and 13.2% on a consolidated basis

Originated Loan Portfolio Performing Well

Originated Loan Portfolio

$ in millions



Performing balances
Past Due / Non-accrual
1,800
1,600
1,400
1,200
1,000
800
600
1Q12
2Q12
3Q12
4Q12
1Q13

- Our 1Q13 provision included $7.8 mm for a single credit with $9.2 million outstanding
- At 1Q13, past dues were 0.2% of the originated portfolio, and non-accruals were 0.8%
- Total criticized/classified loans were 1.67%
- Excluding a $4.1 million charge-off for the single credit, the NCO rate in 1Q13 was 0.3%

$ in millions

	1Q13	Criticized / Classified	
	Balance	Balance	%
CRE	252.6	6.9	2.7%
Commercial	938.3	15.7	1.7%
Consumer / Other	381.3	3.9	1.0%
Total	**1,572.2**	**26.5**	**1.7%**

Legacy Credit Expenses Improve

Legacy Credit Expense



$ in millions
18
16
14
12
10
8
6
4
2
-
9.5
10.4
15.7
12.1
8.0
1Q12
2Q12
3Q12
4Q12
1Q13

	1Q12	4Q12	1Q13
Provision on legacy loans	4.0	1.4	(3.1)
FDIC indemnification asset income	(0.3)	(0.3)	2.2
Foreclosed asset related expenses	4.2	9.2	6.8
Loan workout expense	1.6	1.8	2.1
Total	**9.5**	**12.1**	**8.0**

- Favorable performance on legacy covered loans in Florida and South Carolina drove the negative provision and the corresponding writedown on the FDIC asset
- REO write-downs improved slightly from 4Q and remain largely concentrated in non-urban land & lots

Strong Resolution Activity in First Quarter

Special Assets

$ in millions



1,200
1,000
800
600
400
200
-
1,103
977
895
1,085*
986
152
353
266
216
1Q12
2Q12
3Q12
4Q12
1Q13
Criticized
Classified Performing
Classified Non-Performing
REO

Net of charge-offs, prior to marks. * Reflects addition of Southern Community

Nonperforming Loans / Total Loans



11.1%
8.9%
7.8%
7.8%
2010
2011
2012
1Q13

- During 1Q, we reduced the special assets portfolio by $99 mm
- Due to conservative marks, special assets portfolio carried on balance sheet at $915 million
- $346 million out of $359 million non-performing loans are legacy acquired

Capital Bank Goals


WV
VA
KY
TN
NC
SC
AL
GA
FL

- $7.1 billion Southeastern regional bank with 164 branches, resulting from seven acquisitions in two and one half years

Our Strategic Goals

- Delight our customers
- Improve profitability
- Generate organic growth in loans and deposits
- Operate in a safe and sound manner
- Expand our franchise through acquisitions

Reconciliation of Core Net Income

$ in millions

Core non Interest Income	1Q12	2Q12	3Q12	4Q12	1Q13
Net interest income	$63.9	$63.3	$60.3	$66.0	$67.8
Reported non interest income	14.8	12.2	20.3	15.4	10.9
(-)Securities / Purchase Gains	2.7	0.9	4.9	0.0	–
(-)Insurance settlement gain	–	–	1.8	–	–
Core non interest income	$12.1	$11.3	$13.6	$15.4	$10.9
Reported non interest expense	$63.2	$58.6	$69.4	$68.4	$61.0
(-) Conversion expenses	1.6	1.6	4.2	2.4	0.0
(-) Stock compensation	6.5	4.2	4.2	3.8	1.6
(-) Extinguishment debt	0.3	–	2.9	–	0.3
(-) CVR Valuation	–	–	(0.1)	–	2.6
(-) Insurance settlement expense	–	–	1.8	–	–
(-) Intangible impairment	–	–	–	0.2	–
(-) Legal fees	0.9	0.4	0.5	0.1	0.1
Core non interest expense	$54.0	$52.5	$55.9	$61.9	$56.4
***Core fee ratio**	**15.87%**	**15.13%**	**18.59%**	**18.80%**	**13.86%**
****Core efficiency ratio**	**70.95%**	**70.36%**	**75.41%**	**76.14%**	**71.68%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ in millions	Pre-Tax For the Quarter Ended 1Q13	After-Tax For the Quarter Ended 1Q13	Pre-tax For the Quarter Ended 4Q12	After-Tax For the Quarter Ended 4Q12	Pre-tax For the Quarter Ended 1Q12	After-Tax For the Quarter Ended 1Q12
Net income	**$5.6**	**$5.6**	**$5.3**	**$5.3**	**$6.2**	**$6.2**
Adjustments						
Non-Interest Income						
Security gains	-	-	-	-	(2.8)	(1.7)
Insurance settlement gain	-	-	-	-	-	-
Non-Interest Expense						
Non-cash equity compensation	1.6	0.9	3.8	2.3	6.5	3.9
Conversion and severance expense (conversion and salary / employee benefits)	-	-	2.4	1.5	1.6	1.0
CVR (other expense)	2.6	2.6	-	-	-	-
Legal and merger (professional fees)	0.1	0.1	0.1	0.1	0.9	0.5
Loss on extinguishment of debt	0.3	0.2	-	-	0.3	0.2
Impairment of intangible	-	-	0.2	0.1	-	-
Taxes						
Tax benefit	-	-	-	-	-	-
Tax Effect	(0.8)	N/A	(2.5)	N/A	(2.6)	N/A
Core Net Income	**$9.4**	**$9.4**	**$9.3**	**$9.3**	**$10.1**	**$10.1**
Average Assets	$7,182		$7,352		$6,553	
Average Equity	$1,166		$1,153		$1,003	

Tangible Book Value

(In thousands, except per share data)

	March 31, 2013
Total shareholders' equity	$1,161,343
Less: Noncontrolling interest	-
Less: CBF proportional share of goodwill, core deposit intangibles, net of taxes	(164,548)
Tangible book value	$996,795
Common shares outstanding	55,703
Tangible book value per share *	$17.89

*Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

CVR Summary

	Capital Bank	Green Bank	Southern Community
Credit loss commencement date	November 3, 2010	May 6, 2011	March 26, 2012
Maturity date	January 28, 2016	September 7, 2016	October 1, 2017
CVRs outstanding (mm)	12.9	13.2	16.9
Maximum payment per CVR	$0.75	$0.75	$1.30
Maximum payment, total	$9.7 mm	$9.9 mm	$22 mm
Stipulated Loss Amount ($ mm)	$103.0	$178.0	$87.0